SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 AUGUST 13, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission                IRS Employer
jurisdiction                      File Number               Identification
of incorporation                                            Number

Delaware                            1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT


Item 9.  Regulation FD Disclosure

     On August 13, 2002, in connection with the filing of registrant's second quarter Form 10-Q, registrant furnished to the Securities and Exchange Commission, Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, signed by David J. Lesar, Chairman of the Board, President, and Chief Executive Officer, and Douglas L. Foshee, Executive Vice President and Chief Financial Officer.

     The Certifications are attached as Exhibits 99.1 and 99.2.


Item 7.  Financial Statements and Exhibits

     The following exhibits are included herein:

     99.1     Certification of Principal Executive Officer Pursuant to 18 U.S.C.
              Section   1350  as   Adopted  Pursuant  to  Section   906  of  the
              Sarbanes-Oxley Act of 2002

     99.2     Certification of Principal Financial Officer Pursuant to 18 U.S.C.
              Section   1350  as   Adopted  Pursuant  to   Section  906  of  the
              Sarbanes-Oxley Act of 2002




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:     August 13, 2002              By: /s/ Susan S. Keith
                                          -----------------------------------
                                               Susan S. Keith
                                               Vice President and Secretary










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                                  EXHIBIT INDEX



Exhibit
Number   Description

99.1     Certification  of Principal  Executive  Officer  Pursuant  to 18 U.S.C.
         Section   1350   as   Adopted   Pursuant   to   Section   906   of  the
         Sarbanes-Oxley Act of 2002

99.2     Certification  of Principal  Financial  Officer  Pursuant to  18 U.S.C.
         Section   1350   as   Adopted   Pursuant   to   Section   906   of  the
         Sarbanes-Oxley Act of 2002






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